UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1.	Investment Company Act File Number: 811-23230

2.	Date of Notification: August 8, 2022

3.	Exact name of Investment Company as specified in registration statement:

AlphaCentric Prime Meridian Income Fund

4.	Address of principal executive office: (number, street, city, state, zip code)

AlphaCentric Prime Meridian Income Fund

36 North New York Avenue

Huntington, NY 11743

5.	Check one of the following:

A.	☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ George F. Amrhein, Jr.
George F. Amrhein, Jr.
President

ALPHACENTRIC PRIME MERIDIAN INCOME FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

IF YOU DO NOT WISH TO SELL SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE.

IF YOU OWN THESE SHARES THROUGH A BROKER, CONTACT YOUR BROKER.

August 8, 2022

Dear Shareholder,

Thank you for your investment in the AlphaCentric Prime Meridian Income Fund (the “Fund”). The purpose of this Notice is to announce the quarterly repurchase offer for the Fund. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer. The purpose of these quarterly repurchase offers is to provide shareholders with access to their assets and a degree of liquidity, as no secondary market exists for these shares. This offer is made subject to the terms and conditions made in the Repurchase Offer and the Fund’s current prospectus and statement of additional information. If you have no need or desire to sell your shares this quarter, simply disregard this notice. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

The repurchase offer period will begin on August 8, 2022 and (unless suspended or postponed) end on September 2, 2022 at the close of the New York Stock Exchange (which is normally at 4:00 p.m. Eastern Time, but it may close earlier on certain days). Any sale of shares to the Fund pursuant to this repurchase offer will generally be a taxable event. Consult your financial advisor or tax advisor for more information.

If you wish to submit your shares for repurchase, please complete and submit the attached Repurchase Request Form. If you wish to submit your shares for repurchase and you purchased them through an investment adviser, broker or financial consultant (each, an “intermediary”), your intermediary will provide you with specific instructions.

Shares accepted for repurchase will be repurchased at a price equal to the net asset value of such shares on the repurchase pricing date, on the terms and conditions described in the attached Repurchase Offer Statement and Repurchase Request Form.

All Repurchase Requests must be submitted and received by the Fund by 4:00 p.m., Eastern Time, on September 2, 2022 to be effective. Please allow an appropriate amount of time for your Repurchase Request to reach the Fund.

For details of the offer, please refer to the attached Repurchase Offer.

Sincerely,

AlphaCentric Prime Meridian Income Fund

ALPHACENTRIC PRIME MERIDIAN INCOME FUND

REPURCHASE OFFER

1.	The Offer. AlphaCentric Prime Meridian Income Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares of common stock (the “shares”) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders, as no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s current prospectus and statement of additional information.

2.	Net Asset Value. The NAV of the Fund on August 1, 2022 was $9.23 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you submit your repurchase request. The current NAV may be obtained by calling (800) 236-4424 and asking for the most recent price. The shares of the Fund are not traded on any organized market or securities exchange.

3.	Repurchase Request Deadline. All repurchase requests must be received in proper form by 4:00 p.m., Eastern Time, on September 2, 2022 at the address indicated on the Repurchase Request Form. Please allow an appropriate amount of time for your repurchase request to reach the Fund.

4.	Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on September 16, 2022 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you submit your repurchase request. The price for repurchases must be determined based on the NAV no later than 14 calendar days after the Repurchase Request Deadline. The Fund intends to determine the NAV on September 16, 2022, but may use an earlier Repurchase Pricing Date if doing so is not likely to result in significant dilution of the net asset value of either the Fund’s shares that are tendered or the Fund’s shares that are not tendered. If the Fund chooses a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the Fund’s NAV per share may fluctuate between those dates.

5.	Payment for Shares Repurchased. The Fund expects to make payments for all shares repurchased on September 23, 2022. In any event, the Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6.	Increase in Number of Shares Repurchased; Pro Rata Purchase. If shareholders in the aggregate tender for repurchase more than five percent (5%) of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional two percent (2%). If the Fund determines not to repurchase an additional two percent (2%), or if more than seven percent (7%) of the shares are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder’s account are tendered. In the event of an oversubscribed offer, the Fund may not be able to repurchase all shares that you tender and you may have to wait until the next quarterly repurchase offer to tender the remaining shares and you would be subject to the risk of NAV fluctuations during that time. Subsequent repurchase requests by shareholders whose shares were purchased pro rata in an oversubscribed offer will not be given priority over other shareholder requests. To the extent you remain invested in shares of the Fund, your investment will be subject to NAV fluctuation during the period between quarterly repurchase offers.

7.	Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on September 2, 2022. Direct shareholders seeking to modify or withdraw their tender of shares must send to the Fund, c/o the Fund’s transfer agent, at the email address or fax number noted in the

Repurchase Request Form, a notice of withdrawal or notice of modification, as applicable, that specifies the name of the person withdrawing or modifying a tender of shares and the number of shares to be withdrawn or the modified number of shares to be tendered. Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Repurchase Offer. However, withdrawn shares may be retendered by following the procedures described herein prior to the Repurchase Request Deadline. For further information regarding modifications or withdrawals of tenders, you may call a shareholder representative at the Fund’s transfer agent at 800-236-4424. If your shares are held for you by an investment adviser, broker or financial consultant (each, an “intermediary”) and you wish to modify or withdraw any instructions to your intermediary to effect a repurchase request, please consult your intermediary.

8.	Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board, including a majority of the independent Trustees, and only in the following limited circumstances:

●	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

●	For any period during which the New York Stock Exchange or any market in which the securities of the Fund are principally traded (not currently applicable for the Fund) is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

●	For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund to fairly determine its NAV; and

●	For any other periods that the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

If the Repurchase Offer is suspended or postponed, the Fund will provide notice to each shareholder of the suspension or postponement. If the Fund renews the Repurchase Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Repurchase Offer.

9.	Tax Consequences. You should review the tax information in the Fund’s current prospectus and statement of additional information and consult your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by the shareholder. If, however, a shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its shares.

10.	Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

Neither of the Fund, the Fund’s investment adviser, the Fund’s transfer agent, the Fund’s distributor, nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

Neither of the Fund, the Fund’s investment adviser, nor the Fund’s distributor is or will be obligated to insure that your investment adviser, broker, financial consultant or any other third party through which your shares may be held or registered (each, an “intermediary”) submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither of the Fund, the Fund’s investment adviser, nor the Fund’s Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund, its investment adviser or its distributor.

If you purchased shares of the Fund through an intermediary, please contact them for additional information about this offer.

ALPHACENTRIC PRIME MERIDIAN INCOME FUND
REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, SEPTEMBER 2, 2022

IMPORTANT: THIS FORM IS ONLY FOR USE BY SHAREHOLDERS WHO HOLD THEIR SHARES DIRECTLY THROUGH U.S. BANK GLOBAL FUND SERVICES, THE FUND’S TRANSFER AGENT. IF YOU INVEST THROUGH A FINANCIAL INTERMEDIARY, PLEASE CONTACT YOUR INTERMEDIARY FOR REPURCHASE INSTRUCTIONS.

PLEASE COMPLETE THE FORM BELOW AND RETURN TO

Regular Mail:	Overnight Express Mail:
AlphaCentric Prime Meridian Income Fund	AlphaCentric Prime Meridian Income Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 E. Michigan Street, Floor 3
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

Email: brokerdealer@usbank.com

Fax: 866-350-5098

YOU MAY CONTACT THE FUND’S TRANSFER AGENT, U.S. BANK GLOBAL FUND SERVICES, AT brokerdealer@usbank.com OR 800-236-4424 WITH ANY QUESTIONS YOU MAY HAVE RELATED TO TENDERING YOUR SHARES.

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date. I understand that this quarterly repurchase offer is limited to five percent (5%) of the Fund’s outstanding shares and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares as described in the Repurchase Offer Terms.

I understand that unless this form is submitted to the Fund in good order and free from error on or before the time and date specified above, that the Fund will not be able to honor a request for repurchase of shares pursuant to this Repurchase Offer.

Shareholder Information:

Name(s) of Registered Shareholder(s)	Account Number	Telephone Number(s)	Email address

Tender Request:

____ Full tender: Please tender all shares of the Fund designated above in my account.

____ Partial tender: Please tender ________ shares of the Fund designated above from my account.

____ Dollar amount: Please tender enough shares of the Fund designated above to net $________

Please note:

●	A tender request that does not specify a full tender, a number of shares tendered or a dollar amount tendered will be rejected.

●	Alterations to this form are prohibited and the request will be rejected.

●	To prevent backup withholding please ensure that a completed and signed application form or a Form W-9 (or Form W-8 for Non-U.S. shareholders) has been previously submitted.

Retirement Accounts Only – Withholding Notice and Election Form W-4P/OMB No. 1545-0074 Department of Treasury, Internal Revenue Service (“IRS”):

If no withholding election is indicated below, IRS regulations require that 10% Federal income tax withholding be taken from your distributions. We encourage you to consult your accountant or tax advisor regarding your individual retirement account (“IRA”) distributions. Even if you elect not to have Federal income tax withheld, you are liable for payment of Federal income tax on the taxable portion of your distribution. You may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholdings are not adequate.

____ Federal income tax withholding is to be withheld at ______%. (If a percentage is not specified, 10% will automatically be withheld.)

____ I elect NOT to have Federal income tax withheld.

Payment and Delivery Information:

Payment will be made to the shareholder via check, unless wire instructions are present on their account. Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholders and mailed to the address of record.

Alternative mailing instructions:

A Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered accounts owner; or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at (800) 236-4424 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Authorization and Signature(s):

Note: This form must be signed and dated within the current repurchase offer period.

Account Owner Signature:	Date:

Joint Account Owner:	Date:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other “eligible guarantor institution” as that term is defined in Rule 17 Ad-15(a)(2) of the Securities Exchange Act of 1934. A signature guarantee may NOT be obtained through a notary public.

Signature Guaranteed By: